UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2022 (May 6, 2022)

TREAN INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39392	84-4512647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Lake Street West Wayzata, Minnesota	55391
(Address of principal executive offices)	(Zip Code)

(952) 974-2200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TIG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 28, 2022, Trean Insurance Group, Inc. (the “Company”) and certain of its subsidiaries entered into the Second Amendment (the “Second Amendment”) to the Company’s Second Amended and Restated Credit Agreement, dated as of July 16, 2020, with the lenders party thereto from time to time and First Horizon Bank, N.A. (“First Horizon”), in its capacity as administrative agent and collateral agent for such lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). The Second Amendment, among other things, (i) replaces LIBOR plus 1.00% as the benchmark rate with Term SOFR, (ii) reduces the applicable margin under the Credit Agreement on Eurodollar loans from 4.50% to 3.50% and on ABR loans from 3.50% to 2.50%, all as more fully set forth in the Second Amendment and (iii) convert all extant Eurodollar loans under the Credit Agreement to Term SOFR loans.

The foregoing summary of the Second Amendment contained in this Current Report on Form 8-K does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under Item 1.01 is incorporated herein by reference.

ITEM 8.01.	OTHER EVENTS.

On May 6, 2022, the Company and certain of its subsidiaries entered into the First Amendment to the Credit Agreement (the “First Amendment”) with the lenders party thereto and First Horizon, in its capacity as administrative agent and collateral agent for such lenders, to facilitate the approval of certain internal distributions among the Company and certain of its subsidiaries as part of the Company’s overall capital management strategy. The foregoing summary of the First Amendment contained in this Current Report on Form 8-K does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

10.1	First Amendment to Second Amended and Restated Credit Agreement by and among Trean Insurance Group, Inc., Trean Corporation, Trean Compstar Holdings LLC, Benchmark Administrators, LLC, the lenders party thereto and First Horizon Bank, N.A., as administrative agent, dated May 6, 2022

10.2	Second Amendment to Second Amended and Restated Credit Agreement by and among Trean Insurance Group, Inc., Trean Corporation, Benchmark Administrators, LLC, the lenders party thereto and First Horizon Bank, N.A., as administrative agent, dated September 28, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2022

TREAN INSURANCE GROUP, INC.

By:	/s/ Nicholas J. Vassallo
Name:	Nicholas J. Vassallo
Title:	Chief Financial Officer